Supplementary Financial Data	9 Months Ended
Sep. 30, 2013
Supplementary Financial Data
Supplementary Financial Data

19. Supplementary Financial Data

        The following table presents certain unaudited quarterly financial information for the eleven quarters in the period ended September 30, 2013. This information has been prepared on the same basis as the audited financial statements and includes all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the unaudited quarterly results of operations set forth herein. Net income (loss) per share for all periods presented have been retroactively adjusted to reflect the 1-for-4 reverse stock split effected on September 5, 2013.

	For the Three Months Ended(1)
	March 31	June 30	September 30	December 31
	(in thousands except per share data)
	(unaudited)
2013:
Total revenue	$15,012	$26,427	$4,270
Total costs and expenses	(11,876)	(12,276)	(11,154)
Income (loss) from operations	3,136	14,151	(6,884)
Net income (loss)	1,647	13,078	(18,513)
Basic net income (loss) per share*	$(0.24)	$0.30	$(5.62)
Diluted net income (loss) per share*	$(0.24)	$0.28	$(5.62)
2012:
Total revenue	$3,324	$4,040	$3,905	$3,985
Total costs and expenses	(10,257)	(10,944)	(10,763)	(12,179)
Loss from operations	(6,933)	(6,904)	(6,858)	(8,194)
Net loss	(7,588)	(7,400)	(7,215)	(10,379)
Basic net loss per share*	$(1.50)	$(5.93)	$(5.82)	$(7.10)
Diluted net loss per share*	$(1.50)	$(5.93)	$(5.82)	$(7.10)
2011:
Total revenue	$6,260	$12,925	$57,534	$4,192
Total costs and expenses	(11,442)	(11,497)	(9,680)	(9,736)
Income (loss) from operations	(5,182)	1,428	47,854	(5,544)
Net income (loss)	(5,725)	958	47,486	(6,452)
Basic net income (loss) per share*	$(4.88)	$(1.93)	$2.33	$(5.03)
Diluted net income (loss) per share*	$(4.88)	$(1.93)	$2.30	$(5.03)
(1)
The amounts were computed independently for each quarter, and the sum of the quarters may not total the annual amounts.

*
Applicable to common stockholders